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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 1999

                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

       New York             1-4166         16-0613330
    (State or other (Commission           (IRS Employer
    jurisdiction of File Number)   Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

     Frontier Corporation today reported its fourth quarter and year-end 1998 results. Frontier
Corporation also announced an adjustment to its dividend policy to allow the Company to capitalize on growth opportunities. The annual dividend will be reduced to $0.20 per share.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.



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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                              Frontier Corporation
                                  (Registrant)


                                   /s/ Barbara J. LaVerdi
Dated: January 26, 1999       By:  _____________________________
                                   Barbara J. LaVerdi
                                   Assistant Secretary




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                           EXHIBIT INDEX


Exhibit
Number          Description
-------          ------------------
99             Press release announcing      Filed herewith
               fourth quarter and year end
               results and dividend policy
               change